SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported April 28, 2006)

NOMURA ASSET ACCEPTANCE CORPORATION

(as depositor under the Pooling and Servicing Agreement,
dated as of March 1, 2006, providing for the issuance of
Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2006-AR2, Mortgage Pass-Through Certificates)

NOMURA ASSET ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	333-126812	13-3672336
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two World Financial Center, Building B, 21st Floor, New York, New York		10281
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 667-9300.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Amendment to Pooling and Servicing Agreement

On March 30, 2006, a series of certificates, entitled Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2006-AR2, Mortgage Pass-Through Certificates (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2006 (the “Agreement”), among Nomura Asset Acceptance Corporation, as depositor (the “Depositor”), Nomura Credit & Capital, Inc., as sponsor (the “Sponsor”), Wells Fargo Bank, National Association, as master servicer and securities administrator (the “Master Servicer and Securities Administrator”), GMAC Mortgage Corporation, as servicer (“GMAC”) and HSBC Bank USA, National Association, as trustee (the “Trustee”), which Agreement was the subject of, and exhibit to a Form 8-K filed with the United States Securities and Exchange Commission on April 25, 2006.

The Sponsor, as owner of the Mortgage Loans sold to the trust fund, retained certain rights relating to the servicing of the Mortgage Loans, including the right to terminate and replace GMAC at any time, without cause. As of April 28, 2006, the Sponsor sold the servicing rights to Wells Fargo Bank, N.A. (“Wells Fargo”). As a result, the Depositor, the Sponsor, the Master Servicer and Securities Administrator, Wells Fargo and the Trustee entered into a Servicer Appointment, Assumption and Amendment Agreement to the Agreement (the “Amendment”), dated as of April 28, 2006, attached hereto as Exhibit 4.1. The Amendment reflects the appointment of Wells Fargo as successor servicer.

Item 6.02 Change of Servicer or Trustee

The Sponsor, as owner of the Mortgage Loans sold to the trust fund, retained certain rights relating to the servicing of the Mortgage Loans, including the right to terminate and replace GMAC at any time, without cause. Pursuant to the Agreement, such termination and replacement of GMAC shall be effective upon the naming of a successor servicer who (i) is an institution that is a Fannie Mae and Freddie Mac approved seller/servicer in good standing, having a net worth of at least $25,000,000, (ii) is an affiliate of the Master Servicer that services mortgage loans similar to the Mortgage Loans in the jurisdictions in which the related mortgaged properties are located (iii) is willing to act as successor servicer of the Mortgage Loans and (iv) has executed and delivered an agreement accepting such delegation and assignment containing an assumption by such successor servicer of the rights, powers, duties, responsibilities, obligations and liabilities of GMAC. All amounts reimbursable to GMAC pursuant to the terms of the Agreement have been paid to GMAC by the Wells Fargo in accordance with the Agreement including without limitation, all unreimbursed advances and servicing advances made by GMAC; the Sponsor has paid for expenses incurred in connection with the transfer of servicing to Wells Fargo. As of April 28, 2006, the Sponsor sold the servicing rights to Wells Fargo, and Wells Fargo met the above conditions, thereby becoming the Servicer with respect to the Mortgage Loans.

Wells Fargo will provide the servicing functions with respect to the Mortgage Loans as set forth in the Agreement. Among other things, Wells Fargo will be obligated, except under certain circumstances to make advances of principal and interest with respect to the Mortgage Loans. In managing the liquidation of defaulted Mortgage Loans, Wells Fargo will have sole discretion to take such action in maximizing recoveries to the certificateholders including, without limitation, selling defaulted Mortgage Loans and REO Properties as described in the Agreement. Pursuant to the terms of the Agreement Wells Fargo will be entitled to reimbursement for advances of principal and interest, servicing advances, servicing fees and applicable expenses on a priority basis from, among other things, late recoveries of principal and/or interest, liquidation proceeds and insurance proceeds from the Mortgage Loans. The master servicer will be required to monitor the performance of Wells Fargo under the Agreement.

In general, Wells Fargo will be obligated to offset any shortfalls of interest resulting from prepayments on the Mortgage Loans on any distribution date, with compensating interest on such distribution date; provided however that the obligation of Wells Fargo with respect to the payment of compensating interest will be limited to the Servicing Fee payable to it for such month. Wells Fargo is obligated to pay insurance premiums and other ongoing expenses associated with the Mortgage Loans incurred by it in connection with its responsibilities under the Agreement and is entitled to reimbursement for these expenses as provided in the Agreement.

The principal compensation to be paid to Wells Fargo in respect of the servicing activities performed by it will be a monthly servicing fee on each Mortgage Loans calculated as an amount equal to one-twelfth of the servicing fee rate multiplied by the stated principal balance of such Mortgage Loan as of the last day of the related due period, as more fully set forth in the Agreement. As additional servicing compensation, the servicer is entitled to retain all assumption fees, late payment charges, and other miscellaneous servicing fees in respect of the Mortgage Loans to the extent collected from the borrowers, together with any interest or other income earned on funds held in the custodial accounts and any escrow accounts, as more fully described in the Agreement.

Disclosure required by Item 1108(b) of Regulation AB (17 CFR 229.1108) regarding Wells Fargo was unavailable to the Registrant and the Sponsor at the time of the filing of this Form 8-K. The Registrant shall undertake to file an amendment to this Form 8-K to update this Item 6.02 not later than four business days after receipt of such information.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits

Exhibit No.	Description
4.1
Servicer Appointment, Assumption and Amendment Agreement, dated as of April 28, 2006, to the Pooling and Servicing Agreement, dated as of March 1, 2006, by and among the Sponsor, the Depositor, the Master Servicer and Securities Administrator, Wells Fargo and the Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 4, 2006
NOMURA ASSET ACCEPTANCE CORPORATION

By:	/s/ John P. Graham
Name:	John P. Graham
Title:	President

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Servicer Appointment, Assumption and Amendment Agreement, dated as of April 28, 2006, to the Pooling and Servicing Agreement, dated as of March 1, 2006, by and among the Sponsor, the Depositor, the Master Servicer and Securities Administrator, Wells Fargo and the Trustee	8

EXHIBIT 4.1